UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20459

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report:  November 19, 2021

(Date of earliest event reported)

LTC PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	1-11314	71-0720518
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No)

2829 Townsgate Road, Suite 350

Westlake Village, CA 91361

(Address of principal executive offices)

(805) 981-8655

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value	LTC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. — Entry Into a Material Definitive Agreement

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on March 1, 2019, LTC Properties, Inc. (the “Company”) entered into separate equity distribution agreements, dated as of March 1, 2019 (the “2019 Agreements”), with JMP Securities LLC (“JMP”), Credit Agricole Securities (USA) Inc. (“Credit Agricole”), KeyBanc Capital Markets Inc. (“KeyBanc”) and Mizuho Securities USA Inc. (“Mizuho”), pursuant to which the Company may offer and sell, from time to time, up to $200,000,000 in aggregate offering price of shares of the Company’s common stock, par value $0.01 per share, under the Company’s at-the-market offering program.

As described in Item 1.02 below, the 2019 Agreements with Credit Agricole and Mizuho have been terminated.

On November 19, 2021, the Company entered into a new equity distribution agreement (the “Huntington Agreement”) with Huntington Securities, Inc. (“Huntington”) on the same terms as the 2019 Agreements. Under the terms of the Huntington Agreement and the 2019 Agreements, the Company may now offer and sell, from time to time, up to $200,000,000 in aggregate offering price of shares of the Company’s common stock, par value $0.01 per share, under the Company’s at-the-market offering program, through JMP, KeyBanc and Huntington, as the sales agents.

Offerings under the Company’s at-the-marketing offering program are being made pursuant to the Company’s effective registration statement on Form S-3 and an accompanying prospectus (Registration Statement No. 333-229966) previously filed with the SEC, a prospectus supplement dated March 1, 2019 and supplement no. 1 dated November 19, 2021.

The Huntington Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference; the description of the material terms of the Huntington Agreement is qualified in its entirety by reference to the exhibit.

Item 1.02. — Termination of a Material Definitive Agreement

On November 19, 2021, the Company delivered notices to Credit Agricole and Mizuho terminating the 2019 Agreements with Credit Agricole and Mizuho, respectively, effective as of November 19, 2021

As a result of the termination of these agreements, no further offers or sales of the Company’s common stock will be made through Credit Agricole or Mizuho pursuant to the Company’s at-the-market offering program. The Company’s 2019 Agreements with each of JMP and KeyBanc, and the Huntington Agreement, remain in full force and effect.

Item 9.01. - Financial Statements and Exhibits

1.1	Equity Distribution Agreement, dated November 19, 2021, by and between LTC Properties, Inc. and Huntington Securities, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LTC PROPERTIES, INC.

Dated: November 19, 2021	By:	/s/ Wendy L. Simpson
Wendy L. Simpson
Chairman & CEO